Supplement dated August 29, 2025
to the Prospectus (as supplemented) of the following Fund:
Fund	Prospectus
Columbia Funds Series Trust
Columbia Small Cap Value Fund II	7/1/2025
As previously supplemented on July 2, 2025, the Fund's name will be changed to Columbia Small Cap Value and Inflection Fund effective on or about September 1, 2025 (the Effective Date).
On the Effective Date, the information in the fifth paragraph under the heading “Principal Investment Strategies” in the “More Information about the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:
■
businesses that are exhibiting evidence of upward inflection believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;
■
various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for long-term capital appreciation;
■
a company’s current operating margins relative to its historic range and future potential; and
■
potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP230_02_003_(08/25)